ADAPTIVE ALLOCATION PORTFOLIO 1-866-263-9260 www.unusualfund.com
Summary Prospectus	May 1, 2013

Before you invest, you may want to review the Portfolio’s prospectus, which contains more information about the Portfolio and its risks. The Portfolio’s prospectus and Statement of Additional Information, both dated May 1, 2013, are incorporated by reference into this Summary Prospectus. You can obtain these documents and other information about the Portfolio online at www.unusualfund.com/portfoliodocuments. You can also obtain these documents at no cost by calling 1-866-263-9260 or by sending an email request to OrderAdaptiveAllocationPortfolio@geminifund.com.

Investment Objective:  The Portfolio’s investment objectives are to provide growth and risk-adjusted total return.

Fees and Expenses of the Portfolio:  This table describes the annual operating expenses that you may indirectly pay if you invest in the Portfolio through your retirement plan or if you allocate your insurance contract premiums or payments to the Portfolio.  However, each insurance contract and separate account involves fees and expenses that are not described in this Prospectus.  If the fees and expenses of your insurance contract or separate account were included in this table, your overall expenses would be higher.  You should review the insurance contract prospectus for a complete description of fees and expenses.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution and Service (12b-1) Fees(1)	0.50%
Other Expenses	0.46%
Acquired Fund Fees and Expenses(2)	0.35%
Total Annual Portfolio Operating Expenses	2.31%

(1)

Shareholders of the Portfolio may pay annual 12b-1 expenses of up to 1.00%.  Currently, the Board has authorized the Portfolio to pay 12b-1 fees at an annual rate of up to 0.50%.  Shareholders will receive advance notice of any increase.  A portion of the fee payable pursuant to the plan, equal to 0.25% of the Portfolio’s average daily net assets, is currently characterized as a service fee, which may be paid out to entities providing maintenance of shareholder accounts and certain other shareholder services. The adviser may receive such service fees with respect to Portfolio accounts for which it provides shareholder servicing.

(2)

Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies.  The operating expenses in this fee table will not correlate to the expense ratio in the Portfolio’s financial highlights because the financial statements include only the direct operating expenses incurred by the Portfolio.

Example:  This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods.  You would pay the same expenses if you did not redeem your shares.  However, each insurance contract and separate account involves fees and expenses that are not included in the Example.  If these fees and expenses were included in the Example, your overall expenses would be higher.  The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same.  Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$234	$721	$1,235	$2,646

Portfolio Turnover:  The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio's performance.  During the most recent fiscal year, the Portfolio's portfolio turnover rate was 343% of the average value of its portfolio.

Principal Investment Strategies: The Portfolio’s adviser seeks to achieve the Portfolio's investment objectives by allocating assets in a combination of (1) open-end investment companies (mutual funds), (2) exchange-traded funds (“ETFs”), (3) exchange-traded notes (“ETNs”), (4) closed-end investment companies (collectively "Underlying Funds"), and (5) equity and debt securities, including American Depositary Receipts (“ADRs”) using the adviser's proprietary technical and fundamental screening models.  Although the Portfolio’s strategy is focused primarily on the capital appreciation component of its total return objective, the income component of the objective is derived primarily from interest income from fixed income securities, and stock dividends.  The phrase “risk-adjusted” in the Portfolio’s objective refers to the goal of enhancing total return by reducing loses when markets are declining.  The Portfolio defines equity securities as common and preferred stock, convertible securities, warrants, and ADRs for common and preferred stocks.  The Portfolio may also establish short positions through short sales in equity securities or by investing in inverse funds when the adviser anticipates a decline in the market price of a security or other asset class. The Portfolio’s adviser selects securities from issuers of any market capitalization, credit quality or country.  The Portfolio may invest in fixed income securities that are sometimes referred to as "high yield" or “junk” bonds.  The Portfolio defines high yield bonds as those rated lower than Baa3 by Moody's Investors Service ("Moody's") or lower than BBB- by Standard and Poor's Rating Group ("S&P"), or if unrated, determined by the adviser to be of similar quality.  Such securities are considered speculative investments that carry greater risk of default.

The Underlying Funds include high beta index funds (“HBIFs”), which are mutual funds and ETFs that typically track an equity or fixed income index by investing in leveraged instruments such as equity index swaps, futures contracts and options on securities, futures contracts, and stock indices.  HBIFs are more volatile than the benchmark index they track and typically don’t invest directly in the securities included in the benchmark, or in the same proportion that those securities are represented in that benchmark. HBIFs seek to provide investment results that will match a certain percentage greater than 100% of the performance of a specific benchmark on a daily basis. For example, if a HBIF’s current benchmark is 200% of the S&P 500 Index and it meets its objective, the value of the HBIF will tend to increase on a daily basis 200% of any increase in the underlying index (if the S&P 500 Index goes up 5% then the HBIF’s value should go up 10%). When the value of the underlying index declines, the value of the HBIF’s shares should also decrease on a daily basis by 200% of the value of any decrease in the underlying index (if the S&P 500 Index goes down 5% then the value of the HBIF should go down 10%). The Underlying Funds may also invest in alternative asset classes, such as real estate investment trusts (“REITs”), energy master limited partnerships (“MLPs”) and commodities or commodity-linked securities, including gold securities. Some of the alternative Underlying Funds may use alternative investment strategies, such as market neutral or long/short funds.

The Portfolio may invest in foreign markets.  The Underlying Funds may include mutual funds and ETFs which invest primarily in foreign equity or fixed income securities, including emerging market ETFs and foreign bond funds. Some of the foreign Underlying Funds may invest primarily in a single country (such as Japan) while others may invest in certain regions (such as Europe).  ADRs are traded on U.S. exchanges and represent an ownership interest in a foreign security. They are generally issued by a U.S. bank or trust as a substitute for direct ownership of the foreign security.  The Portfolio typically will not invest more than 30% of its net assets directly in foreign securities.

The adviser uses proprietary models to determine the types and amounts of securities in the Portfolio’s portfolio. The models used are primarily technical; however, fundamental models may also be used to a lesser extent. The technical models are proprietary trading strategies based on applying certain mathematical properties (such as linear regressions and weighted moving averages) to the value of a stock category or index (such as the S&P 500, Russell 2000, NASDAQ Composite, MSCI EAFE, Nikkei 225, MSCI Emerging Markets, Alerian MLP, Gold Price or REIT Index) or a bond category or index (such as inflation-protected securities, municipal bonds, corporate bonds, or foreign bonds).  The technical models seek to invest in the market when the trends suggest lower risk and not invest in the market when the trends suggest higher risk.  The adviser uses the models to seek optimum returns relative to reduced risk for the Portfolio.  The fundamental models are proprietary trading strategies that search a monthly database of profit/loss and balance sheet figures to identify investment candidates.  Such figures include, but are not limited to, revenue, earnings, margins, total return, income and p/e ratio. The fundamental models are used to select all of the Portfolio’s direct investments in stocks, and the technical models are generally used to select Underlying Funds.  The proportion of Portfolio assets invested under either type of model will vary with the adviser’s investment allocation and risk reduction strategies, as well as with market conditions.  Generally, securities are purchased to fulfill the adviser's asset allocation targets and specific equity securities are selected based upon the adviser's fundamental screening criteria (e.g. revenue, earnings, margins, total return, income, p/e ratio, etc.).  Securities are sold when they no longer meet the adviser's fundamental criteria, stop-loss limits are reached, or to rebalance asset class allocations.  The adviser may sell common stock short when it believes the value of the company's stock will depreciate and covers (buys back) the shares when a target price has been reached.  The adviser's use of its proprietary models typically results in active trading and the adviser may engage in frequent buying and selling of portfolio securities to achieve the Portfolio's investment objectives.

Although current income is not the Portfolio’s primary focus, it may invest in Underlying Funds that, in turn, invest in long, medium, or short-term bonds, foreign bonds, and other fixed income securities of varying credit quality, whenever the adviser believes they offer a potential for capital appreciation, for example high yield bond funds.  Typically, the Portfolio will not invest directly in bonds and other fixed income securities.  However, if warranted pursuant to the adviser’s proprietary investment models, the Portfolio may pursue such direct investments to the extent the adviser deems them consistent with the Portfolio’s investment objective.

Principal Investment Risks:  As with all mutual funds, there is the risk that you could lose money through your investment in the Portfolio.  Many factors affect the Portfolio’s net asset value and performance.

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Commodity Risk. Because certain Underlying Funds may have a significant portion of their assets exposed directly or indirectly to commodities or commodity-linked securities, developments affecting commodities may have a disproportionate impact on such Underlying Funds. An Underlying Fund’s investment in commodities or commodity-linked derivative instruments may subject the Underlying Fund (and indirectly the Portfolio) to greater volatility than investments in traditional securities, particularly if the instruments involve leverage.

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Credit Risk:  There is a risk that note issuers will not make payments on securities held by the Portfolio, resulting in losses to the Portfolio.  In addition, the credit quality of securities held by the Portfolio may be lowered if an issuer's financial condition changes.

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Derivatives Risk:  The Portfolio may invest directly or through Underlying Funds in derivatives (including options, futures and options on futures)  to invest or to hedge.  The Portfolio’s or an Underlying Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments.  These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index.

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Emerging Market Risk:   In addition to the risks generally associated with investing in securities of foreign companies, countries with emerging markets also may have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues.

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Equity Risk:  The net asset value of the Portfolio will fluctuate based on changes in the value of the equity securities held by the Portfolio or Underlying Funds that invest in U.S. and/or foreign equity securities.  Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

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ETN Risk: ETNs are senior, unsecured unsubordinated debt securities issued by an underwriting bank that are designed to provide returns that are linked to a particular benchmark less investor fees. ETNs have a maturity date and generally are backed only by the creditworthiness of the issuer. As a result, the value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying market (e.g., the commodities market), changes in the applicable interest rates, and changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced market. ETNs also may be subject to commodity risk and credit risk.

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Fixed Income Risk:  The value of the Portfolio's investments in fixed income securities whether held directly or through Underlying Funds, will fluctuate with changes in interest rates.  Typically, a rise in interest rates causes a decline in the value of fixed income securities.  On the other hand, if rates fall, the value of the fixed income securities generally increases. Your investment will decline in value if the value of the Portfolio’s investments decreases. In addition, Underlying Funds may invest in high yield bonds sometimes referred to as “junk bonds.”  These bonds are speculative investments that carry greater risks and are more susceptible to real or perceived adverse economic and competitive industry conditions than higher quality fixed income securities.

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Foreign Risk:  When the Portfolio invests in foreign securities directly or through ADRs or Underlying Funds, the Portfolio could be subject to greater risks because the Portfolio’s performance may depend on issues other than the performance of a particular U.S. company or U.S. market sector.  Foreign securities typically have less financial disclosure than U.S. securities and may expose the Portfolio to tax, currency exchange rate and repatriation risks.

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Issuer-Specific Risks:  The price of an individual security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole.  An individual issuer’s securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product or service, or the loss of key management personnel.

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Management Risk:  The adviser's dependence on technical and fundamental models and judgments about the attractiveness, value and potential appreciation of particular asset classes, securities and Underlying Funds in which the Portfolio invests may prove to be incorrect and may not produce the desired results.

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MLP Risk:  The Underlying Funds’ investments in MLPs involve risks different from those of investing in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s limited call right.  MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. Depending on the state of interest rates in general, the use of MLPs could enhance or harm the overall performance of the Portfolio.

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Portfolio Turnover Risk:  As to the portion of the portfolio invested in ETFs, closed-end investment companies, equities and fixed income securities, turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs.  The adviser's investment style will likely result in most capital gains within the portfolio being realized as short-term capital gains which will be subject to higher tax rates than long-term capital gains.

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REIT Risk. The Underlying Funds’ investments in REITs may decline in value because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. Returns from REITs, which typically are small or medium capitalization stocks, may trail returns from the overall stock market.

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Short Sale Risk:  The Portfolio will incur a loss as a result of a short position if the price of the short position instrument increases in value between the date of the short position sale and the date on which the Portfolio purchases an offsetting position.  Short positions may be considered speculative transactions and involve special risks, including greater reliance on the adviser’s ability to accurately anticipate the future value of a security or instrument.  The Portfolio's losses are potentially unlimited in a short position transaction.

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Underlying Funds Risk:  Underlying Funds are subject to investment advisory and other expenses, which will be indirectly paid by the Portfolio.  As a result, the cost of investing in the Portfolio will be higher than the cost of investing directly in other investment companies and may be higher than other mutual funds that invest directly in stocks and bonds.  The ETFs in which the Portfolio invests will not be able to replicate exactly the performance of the indices they track and the market value of ETF and closed-end fund shares may differ from their net asset value.  Each investment company and ETF is subject to specific risks, depending on the nature of the fund.

Performance:  The bar chart and performance table set out below help show the returns and risks of investing in the Portfolio. The bar chart shows performance of the Portfolio for each full calendar year since the Portfolio's inception. The performance table compares the performance of the Portfolio over time to the performance of a broad-based securities market index and a supplemental index that reflects the performance of funds with similar investment strategies. You should be aware that the Portfolio’s past performance may not be an indication of how the Portfolio will perform in the future.  Updated performance information is available at no cost by calling 1-866-263-9260 or visiting www.unusualfund.com.

Performance Bar Chart for Calendar Years Ended December 31.

Best Quarter:	3rd Quarter 2009	19.27%
Worst Quarter:	1st Quarter 2009	(9.99)%

Performance Table

Average Annual Total Returns

(For period ended December 31, 2012)

	One Year	Five Year	Since the Portfolio’s May 22, 2007 Inception
Return	(6.93)%	0.79%	0.14%
S&P 500® Index	16.00%	1.66%	1.02%
HFRI Macro: Systematic Diversified Index**	(0.72)%	2.23%	4.57%***

* The S&P 500® Index is an unmanaged market capitalization-weighted index of 500 of the largest capitalized U.S. domiciled companies. Index returns assume reinvestment of dividends.

** The HFRI Macro Systematic Diversified Index tracks strategies using investment procedures that identify market opportunities containing trending or momentum characteristics across asset classes and other instruments. These strategies normally focus on instruments that are highly liquid with short holding periods. These strategies typically would expect to have no greater than a 35% investment in either dedicated currency or commodity exposures over a given market cycle.

*** Since May 31, 2007.

Unlike the Portfolio’s returns, the S&P 500® Index and the HFRI Macro Systematic Diversified Index do not reflect any fees or expenses. An investor cannot invest directly in an index.

Investment Adviser:  Critical Math Advisers, LLC is the Portfolio’s investment adviser.

Portfolio Managers:  Lewis Arno and Derek Bilcik are each co-portfolio managers.  Each portfolio manager has served the Portfolio in their respective capacity since it commenced operations in May 2007.  Each portfolio manager is jointly and primarily responsible for the day-to-day management of the Portfolio.

Purchase and Sale of Portfolio Shares:  Shares of the Portfolio are intended to be sold to certain separate accounts of participating life insurance companies, as well as qualified pension and retirement plans and certain unregistered separate accounts.  You and other purchasers of variable annuity contracts will not own shares of the Portfolio directly. Rather, all shares will be held by the separate accounts for your benefit and the benefit of other purchasers of variable annuity contracts. You may purchase and redeem shares of a Portfolio on any day that the New York Stock Exchange is open.

Tax Information:  It is the Portfolio’s intention to distribute all such income and gains.  Generally, owners of variable insurance contracts are not taxed currently on income or gains realized with respect to such contracts. However, some distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible state or local taxes. Please refer to your insurance contract prospectus or retirement plan documents for additional information on taxes.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank or insurance company), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment.  Ask your salesperson for more information.